SEVENTEENTH AMENDMENT AGREEMENT

dated as of 21st December 2016

(the "Amendment Agreement")

to the ISDA MASTER AGREEMENT dated as of 9 January 2008 (the "Agreement")

between

HERMES INVESTMENT MANAGEMENT LIMITED (the "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement (each such principal being a "Party A" and a "Principal")	**and**	**HSBC BANK PLC** **("Party B")**

The parties have previously entered into the Agreement (as amended from time to time, and including for the avoidance of doubt, the Schedule and the Credit Support Annex thereto) and have now agreed to amend the Agreement by the terms of this Amendment Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. **Amendments**

The Agreement is amended as follows:

1.1 Annex A to the Schedule to the Agreement is hereby amended by adding "Hermes Fund Managers Limited" in Attachment I hereto.

1.2 Appendix 1 to the Exhibit 4 Credit Support Annex is hereby amended by adding "Hermes Fund Managers Limited" in Attachment II hereto.

2. **Representations**

The parties make the representations set forth in Section 3(a)(i), (ii), (iii), (iv) and (v) of the Agreement, except that all references in those sections to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to this Amendment Agreement and the Agreement, as amended hereby.

3. **Miscellaneous**

3.1 Except as specifically amended by the Amendment Agreement, the Agreement will continue in full force and effect and this Amendment Agreement will not be construed as a waiver of existing rights under the Agreement. Accordingly, for the avoidance of doubt, the provisions of, or incorporated in, the Agreement relating to Entire Agreement (Section 9(a)), Amendments (Section 9(b)), Survival of Obligations (Section 9(c)), Remedies Cumulative (Section 9(d)), No Waiver of Rights (Section 9(f)), Headings (Section 9(g)), Notices (Section 12), Governing Law (Section 13(a)) and Waiver of Immunities (Section 13(d)) will also apply to this Amendment Agreement as though such provisions were set forth in full herein (except that references in such provisions to the Agreement will be deemed to be references to this Amendment Agreement).

3.2 From and after the effective date of this Amendment Agreement, all references in the Agreement to "this Agreement" (or words or phrases of a similar meaning) will be deemed to be references to the Agreement, as amended by this Amendment Agreement.

3.3 All capitalised terms used in this Amendment Agreement but not defined herein will have the meanings set forth in the Agreement.

3.4 This Amendment Agreement and any non-contractual obligations arising out of or in relation to this Amendment Agreement will be governed by and construed in accordance with English law. All disputes arising out of or relating to this Amendment Agreement or any non-contractual obligations arising out of or relating to this Amendment Agreement shall be submitted to the jurisdiction of the English courts.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this document.

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Agreement, and in its individual corporate capacity solely in respect of Clause 1.5 above

By: ______________________

Name: JOSEPH VICAGAN

Title: Authorised Signatory

Date: 21.12.2016

HSBC BANK PLC

By: ______________________

Name:

Title:

Date:

[illegible] G PEARCE

21/12/16

RESTRICTED

ATTACHMENT I

ANNEX A - PRINCIPALS

	Name of Principals	Entity Type	Applicable CSA
1.	Hermes Fund Managers Limited	UK Company	Exhibit 4

ATTACHMENT II

APPENDIX I TO THE EXHIBIT 4 CREDIT SUPPORT ANNEX

Principal	Base Currency	Eligible Currency	Minimum Transfer Amount	Rounding
Hermes Fund Managers Limited	GBP	GBP	GBP 250,000	GBP 10,000

RESTRICTED